ACCOUNTS RECEIVABLE, NET - Analysis of Accounts Receivable by Age Based on Payment Due Date, Net of Allowance (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Receivables [Abstract]
Current	$ 187,377	$ 227,534
1-30 days	57,727	51,207
31-60 days	11,607	9,842
61-90 days	11,878	1,941
Over 90 days	19,291	30,405
Accounts receivable, net	$ 287,880	$ 320,929